                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                              [X]

Filed by a party other than the registrant           [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Under Section 240.14a-12

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
                                299 MARKET STREET
                             SADDLE BROOK, NJ 07663

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD JUNE 1, 2005

      Notice is hereby given that an Annual Meeting of Stockholders of Peoples Educational Holdings, Inc. (the "Company") will be held at Cherry Tree Investments, Inc., 301 Carlson Parkway, Suite 103, Minnetonka, MN 55305, on Wednesday, June 1, 2005 at 8:00 a.m. Central Daylight Time for the following purposes:

      1.    To elect seven Directors;

      2. To ratify and approve the selection of independent registered public accountants for the current year;

      3. To approve an amendment to the Company's 1998 Stock Plan increasing the number of shares available for issuance under the plan by 200,000 shares; and

      4. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on April 15, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

                                             By Order of the Board of Directors,

                                             John C. Bergstrom
                                             Secretary

Saddle Brook, New Jersey
May 2, 2005

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY ON THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
                                299 MARKET STREET
                             SADDLE BROOK, NJ 07663

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 1, 2005

      This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Peoples Educational Holdings, Inc., a Delaware corporation (the "Company"), of proxies for an Annual Meeting of Stockholders of the Company to be held at Cherry Tree Investments, Inc., 301 Carlson Parkway, Suite 103, Minnetonka, MN 55305, on Wednesday, June 1, 2005 at 8:00 A.M. Central Daylight Time, or any adjournment or adjournments thereof.

      This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about May 2, 2005. An annual report containing the Company's audited financial statements for the fiscal years ended December 31, 2004 and 2003 is being mailed to stockholders with this Proxy Statement Stockholders are urged to review the financial statements as they contain important information.

      The total number of shares outstanding and entitled to vote at the Annual Meeting as of April 15, 2005 consists of 3,809,198 shares of common stock. Each share of common stock is entitled to one vote and there is no cumulative voting. Only stockholders of record at the close of business on April 15, 2005 will be entitled to vote at the Annual Meeting.

      Shares represented by proxies properly signed, dated and returned will be voted at the Annual Meeting in accordance with the instructions set forth therein. If a proxy is properly signed but contains no such instructions, the shares represented thereby will be voted FOR the director nominees, FOR the ratification of the selection of the independent registered public accountants, FOR the approval of the amendment to the Company's 1998 Stock Plan, and at the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting.

      The presence in person or by proxy of a majority of the voting power of shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Directors are elected by a plurality of the votes and the seven nominees with the greatest number of votes will be elected. Any other item of business will be approved if it receives the affirmative vote of the holders of a majority of the shares present and entitled to vote on that item of business. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to stockholders. Consequently, abstentions will have the same effect as a negative vote, except in the election of directors where abstentions or "withhold authority" will not have any effect. If a broker indicates on a proxy that it does not have authority to vote on an item of business, the shares represented by the proxy will not be considered present and entitled to vote on that item of business and, therefore, will have no effect on the outcome of the vote.

      Each proxy may be revoked at any time before it is voted by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company or by attending the Annual Meeting and voting in person.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

GENERAL

      The Board of Directors of the Company is currently composed of seven members, all of whom are nominees for election at the Annual Meeting. It is the recommendation of the Company's Board of Directors that the seven nominees named below be reelected as directors, to serve as directors until the next Annual Meeting of Stockholders and until their successors shall be duly elected as directors.

      Unless otherwise directed, the proxies solicited by the Board of Directors will be voted for the election as directors of the seven nominees named below. The Company believes that each nominee named below will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board may propose.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

      The names and ages of the nominees, and their principal occupations and tenure as directors, are set forth below based upon information furnished to the Company by the nominees.

                                                                                                          DIRECTOR
        NAME AND AGE                                       PRINCIPAL OCCUPATION                             SINCE
--------------------------------      --------------------------------------------------------------      --------
Brian T. Beckwith (49)                President and Chief Executive Officer of the Company and PPG          2001
                                      since December 2001, Mr. Beckwith has over 25 years of
                                      publishing industry experience, including positions in market research, consumer marketing, operations, business
                                      development, and general management. Prior to joining the
                                      Company and PPG, he was a principal in Beckwith & Associates, a publishing advisory firm specializing in start-ups,
                                      acquisitions, and Internet business development. From 1998 to
                                      2000, he was President and Chief Operating Officer of Grolier,
                                      Inc., a $450 million publisher and direct marketer of
                                      children's books and other educational products. From 1991 to
                                      1997, Mr. Beckwith served in various senior management
                                      positions with K-III (Primedia) including President and Chief
                                      Executive Officer of the Special Interest Magazine Group. Mr.
                                      Beckwith has also held management positions with Murdoch
                                      Magazines, CBS Magazines, and Ziff-Davis Publishing. He holds a B.A. summa cum laude from New England College and an M.B.A.
                                      from Fordham University's Graduate School of Business.

John C. Bergstrom (44) (1)(2)(3)      Partner in RiverPoint Investments, Inc., a St. Paul, MN-based         1998
                                      business and financial advisory firm since 1995. He has served as the Secretary of the Company and PPG since 1998. John is also a director of Dolan Media Co., Tecmark, Inc., Mall
                                      Marketing Media, LLC, Instrumental, Inc., Linkup, Inc., and
                                      MakeMusic, Inc. (NASDAQ:MMUS).

                                                                                                          DIRECTOR
        NAME AND AGE                                       PRINCIPAL OCCUPATION                             SINCE
--------------------------------      --------------------------------------------------------------      --------
                                      Mr. Bergstrom is also an adjunct faculty member in Finance at the University of Minnesota. Mr. Bergstrom is a graduate of
                                      Gustavus Adolphus College, B.A., and the University of
                                      Minnesota, M.B.A.

Richard J. Casabonne (60) (3)         Mr. Casabonne is the founder and has been the President of            2002
                                      Casabonne Associates, Inc., an educational research, strategy and development firm, since 1986. Since 2003, Mr. Casabonne has also served as a principal at MarketingWorks, a full
                                      service consulting firm. From October 2003 to May 2004, he served as Chief Executive Officer of TestU, an instructional assessment company based in New York City. From July 2001 to
                                      April 2002, Mr. Casabonne also served as the President and a director of the Education and Training Group of Leapfrog
                                      Enterprises, Inc. (NYSE:LF). He serves on numerous Boards for both companies and institutions. He has a Bachelor of Arts degree from Brown University and a master of education degree in instructional technology from Boston University.

Anton J. Christianson (52) (1)(2)(3)  Chairman of Cherry Tree Companies, a firm involved in                 1998
                                      investment management and investment banking. Mr. Christianson is a General Partner of School Power LP, an investor in
                                      Peoples Educational Holdings and a Cherry Tree affiliate. He has been an active investor in private equities and micro-cap public equities for 25 years. He serves as a director for
                                      several public and private companies including Transport
                                      Corporation of America, Inc. (NASDAQ:TCAM), AmeriPride
                                      Services, Inc., Dolan Media Company; Fair Isaac Corporation
                                      (NYSE:FIC), and Capella Education Company (proposed
                                      NASDAQ:CAPU). Mr. Christianson is a graduate of St. John's
                                      University, Collegeville, MN and earned an M.B.A. from Harvard
                                      Business School.

James P. Dolan (55) (1)(2)(3)         Since 1993, Chairman, President and Chief Executive Officer           1999
                                      and founder of Dolan Media Company, Minneapolis, a specialized business information company that publishes daily and weekly business newspapers in 21 U.S. markets; operates Counsel
                                      Press, the nation's largest appellate legal services provider;
                                      and operates Greene & Company, a leading business-to-business teleservices provider. From 1989 to 1993, he was executive vice president of the Jordan Group, New York City, an
                                      investment bank specializing in media. He previously held
                                      executive positions with News Corporation Ltd. in New York,
                                      Sun-Times Company of Chicago, and Centel Corp.,

                                                                                                          DIRECTOR
        NAME AND AGE                                       PRINCIPAL OCCUPATION                             SINCE
--------------------------------      --------------------------------------------------------------      --------
                                      Chicago, and also was an award-winning reporter and editor at newspapers in San Antonio, New York, Chicago, Sydney, and
                                      London. He serves as a director of several private companies and is a journalism graduate of the University of Oklahoma.

Diane M. Miller (52)                  Co-founder and Executive Vice President of PPG since 1989, and        1998
                                      Executive Vice President of Peoples Educational Holdings. Her
                                      educational publishing experience encompasses general
                                      management, product development, strategic planning, market research, writing, curriculum development, editorial,
                                      marketing, production, and professional development. Prior to forming PPG, Ms. Miller was publisher of Globe Books, a
                                      remedial, supplementary education publisher owned by Simon and
                                      Schuster. Prior to joining Globe Books, she was Senior Editor of Reading for Harcourt Brace Jovanovich. Ms. Miller has
                                      classroom and research experience, as well, and is a graduate with honors of Centre College of Kentucky.

James J. Peoples (67)                 Co-founder, Chairman, and Senior Advisor to the Company.              1998
                                      Effective December 2001, Mr. Peoples resigned as CEO and
                                      President of PPG and the Company and remains Chairman of the
                                      Board. He has 41 years of experience in schoolbook publishing, including positions in sales, sales management, corporate
                                      staff assignments, and general management. Prior to forming
                                      PPG, Mr. Peoples was President of the Prentice Hall School
                                      Group for seven years and served three years as Group
                                      President of the $350 million Simon and Schuster Educational
                                      Group. Mr. Peoples is a graduate of Oregon State University.

-----------------
(1)   Member of the Audit Committee.

(2)   Member of the Compensation Committee.

(3)   Member of the Governance Committee.

VOTE REQUIRED

      The seven nominees receiving the highest number of affirmative votes of the shares represented at the Annual Meeting in person or by proxy and entitled to vote will be elected to the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
NOMINEES.

INDEPENDENT DIRECTORS; BOARD COMMITTEES; MEETINGS

      The Board of Directors of the Company has determined that Messrs. Bergstrom, Casabonne, Christianson and Dolan are "independent" directors, as that term is defined in NASD Rule 4200(a)(15), relating to the listing standards for issuers included in the Nasdaq National Market or the Nasdaq SmallCap Market. The Company's common stock is currently quoted for trading on OTC Bulletin Board and accordingly the Company is not subject to the Nasdaq listing standards. However, the Company has elected to use the definition of "independence" applicable to Nasdaq issuers for purposes of the disclosures in this proxy statement relating to the independence of its directors.

      The Board of Directors has an Audit Committee, a Compensation Committee and a Governance Committee, the duties and activities of which are described in greater detail below.

      The Board of Directors of the Company met four times during 2004. Each director attended more than 75% of the meetings of the Board of Directors and any committee on which he served. The Company regularly schedules a meeting of the Board of Directors on the same day as the Annual Meeting of Stockholders and encourages members of the Board of Directors to attend the Annual Meeting. Six members of the Board of Directors attended the 2004 Annual Meeting of Stockholders.

      Audit Committee. The Audit Committee, which met four times during fiscal 2004, is currently composed of Messrs. Bergstrom (Chair), Christianson and Dolan. All members of the Audit Committee, other than Mr. Christianson, are "independent," as independence for audit committee members is defined in the NASD rules for companies listed on the Nasdaq Stock Market. The Company's Board of Directors has determined that Mr. Bergstrom is an "audit committee financial expert" as defined in Item 401(h)(2) of Regulation S-K. The Committee operates under a written charter adopted by the Board of Directors in March 2005. The Audit Committee Charter is included as an appendix to this proxy statement and is posted on the Company's website at www.peoplespublishing.com under the caption "Investor Relations."

      As permitted by the NASD rules and the Company's Audit Committee Charter, the Board of Directors has appointed one member to the Audit Committee who is not "independent," as independence for audit committee members is defined in the NASD rules for companies listed on the Nasdaq Stock Market. The Company is not currently subject to such rules, but has applied for listing of its common stock on the Nasdaq SmallCap Market and will become subject to such rules if and when the listing of its common stock becomes effective. Mr. Christianson is not deemed to be "independent" for Audit Committee purposes because he exercises voting and investment powers with respect to the shares of common stock in the Company owned by School Power Limited Partnership, which owns 47.6% of the outstanding common stock of the Company. Mr. Christianson exercises such voting and investment powers in a fiduciary capacity, and disclaims beneficial ownership of such shares. See "Beneficial Ownership of Common Stock." Mr. Christianson has extensive expertise and experience in financial matters. He currently serves as a director of a number of public and private companies, and as a member of the audit committees of several of those companies. The Board of Directors believes that having this expertise and experience represented on the Audit Committee benefits all stock holders of the Company. The Board also believes that the interests of School Power are largely aligned with the interests of the Company's other stockholders. The Board of Directors therefore has determined that Mr. Christianson's membership on the Audit Committee is in the best interests of the Company and its stockholders. The Board is presently seeking to add an additional director who would be "independent" for Audit Committee purposes, and accordingly expects that Mr. Christianson's service on the Audit Committee will terminate within the next twelve months.

      The duties of the Audit Committee include (i) selecting the Company's independent auditors; (ii) reviewing and evaluating significant matters relating to the audit and internal controls of the Company; (iii) reviewing the scope and results of the audits by, and the recommendations of, the Company's independent auditors; and (iv) pre-approving all audit and permissible non-audit services provided by the Company's independent auditors. The Audit Committee also reviews the audited consolidated financial statements of the Company and meets prior to public release of quarterly and annual financial information and prior to filing of the Company's quarterly and annual reports containing financial statements with the Securities and Exchange Commission.
A report of the Audit Committee is contained in this Proxy Statement.

      Compensation Committee. The Compensation Committee, which met four times during fiscal 2004, is currently composed of Messrs. Bergstrom, Christianson and Dolan (Chair). All members of the Compensation Committee are independent directors as defined in NASD rules for companies listed on the Nasdaq Stock Market. The Committee operates under a written charter adopted by the Board in March 2005, which is posted on the Company's website at www.peoplespublishing.com under the caption "Investor Relations." The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation, stock options, and benefits of officers and employees.

      Governance Committee. The Governance Committee was established in March 2005. Prior to that time, the entire Board of Directors performed the functions of the Governance Committee. The Governance Committee is currently composed of Messrs. Bergstrom, Casabonne, Christianson (Chair) and Dolan. All members of the Governance Committee are independent directors as defined in NASD rules for companies listed on the Nasdaq Stock Market. The Committee operates under a written charter adopted by the Board in March 2005, which is posted on the Company's website at www.peoplespublishing.com under the caption "Investor Relations." The primary purpose of the Governance Committee is to ensure an appropriate and effective role for the Board of Directors in the governance of the Company. The primary recurring duties and responsibilities of the Governance Committee include (1) reviewing and recommending to the Board corporate governance policies and procedures; (2) reviewing the Company's Code of Conduct and compliance thereof; (3) identifying and recommending to the Board of Directors candidates for election as directors; and (4) evaluating the Board of Directors.

      The Governance Committee identifies director candidates primarily by considering recommendations made by directors, management, and stockholders. The Board also has the authority to retain third parties to identify and evaluate director candidates and to approve any associated fees or expenses. The Board did not retain any such third party with respect to the director candidates described in this Proxy Statement. Board candidates are evaluated on the basis of a number of factors, including the candidate's background, skills, judgment, diversity, experience with companies of comparable complexity and size, the interplay of the candidate's experience with the experience of other Board members, the candidate's independence or lack of independence, and the candidate's qualifications for committee membership. The Board does not assign any particular weighting or priority to any of these factors, and considers each director candidate in the context of the current needs of the Board as a whole. The criteria applied by the Board in the selection of director candidates is the same whether the candidate was recommended by a Board member, an executive officer, a stockholder, or a third party, and accordingly, the Board has not deemed it necessary to adopt a formal policy regarding consideration of candidates recommended by stockholders. Stockholders wishing to recommend candidates for Board membership should submit the recommendations in writing to the Secretary of the Company.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      If you would like to contact the Board or any director or committee of the Board, you can send an email to mdemarco@peoplespublishing.com, or write to the Company, c/o Secretary, 299 Market Street, Saddle Brook, New Jersey 07663. All communications will be compiled by the Secretary of the Company and submitted to the Board or the applicable director or committee on a periodic basis.

DIRECTOR COMPENSATION

      For fiscal 2004, each non-employee member of the Board of Directors received $2,000 per quarter, plus $1,000 for attending each regular quarterly Board meeting, as compensation for his services. Mr. Bergstrom served as a lead director for Board committees, coordinated committee meetings, acted as an interface between the committees and management, and prepared committee minutes. He was paid $2,000 per quarter for his additional duties as a director. For fiscal 2005, each non-employee member of the Board of Directors will receive $3,000 per quarter for service on the Board, plus $500 per quarter for each committee on which he serves. The chair of each Board committee will receive an additional fee of $500 per quarter. Mr. Bergstrom will receive an additional fee of $1,000 per quarter for his additional duties as a director. Non-employee directors are also reimbursed for certain expenses in connection with attendance at Board and committee meetings. In addition, each non-employee director received a non-qualified stock option to purchase 4,000 shares of common stock at $3.60 per share in May 2004, and a non-qualified stock option to purchase 2,000 shares of common stock at $6.00 per share in March 2005. Each option has an exercise price equal to the fair market value of the Company's common stock on the date that the option was granted, has a term of eight years and becomes exercisable with respect to 25% of the option shares on the date of grant and with respect to an additional 25% of the option shares on each of the first, second and third anniversaries of the date of grant.

CODE OF ETHICS

      The Company has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other senior financial officers. This Code of Ethics was filed as an exhibit to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

CASH COMPENSATION AND CERTAIN OTHER COMPENSATION

      The following table shows, for fiscal years 2004, 2003, and 2002, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Brian T. Beckwith, the Company's President and Chief Executive Officer, and to the other executive officers of the Company whose annual salary and bonus exceeded $100,000 during 2004 (together with Mr. Beckwith, the "Named Executives"). Compensation to the Named Executives is paid by the Company's wholly-owned subsidiary, PPG.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                        ANNUAL COMPENSATION         ------------
                                                     ---------------------------       STOCK            ALL OTHER
       NAME AND PRINCIPAL POSITION          YEAR      SALARY ($)   BONUS ($) (1)     OPTIONS (#)     COMPENSATION (2)
-----------------------------------------  -----     -----------   -------------    ------------     ----------------
Brian T. Beckwith........................  2004      $  280,663    $     122,544          48,000     $           204
    President and CEO                      2003      $  272,115    $     162,415              --     $           192
                                           2002      $  250,000    $      60,025         125,000     $           192

James J. Peoples.........................  2004      $  111,923    $      36,763              --     $         1,191
    Chairman                               2003      $  139,423    $      64,966              --     $         1,179
                                           2002      $  145,000    $      30,012              --     $         1,178

Diane M. Miller..........................  2004      $  154,215    $      53,897              --     $           204
    Executive Vice President               2003      $  152,896    $      54,530              --     $           192
                                           2002      $  140,662    $      22,800              --     $           192

Matti A. Prima...........................  2004      $  139,884    $     103,377              --     $           204
    Senior Vice President of               2003      $  139,128    $     160,194              --     $           192
    Business Development                   2002      $  125,000    $      53,137              --     $           192

Michael L. DeMarco.......................  2004      $  138,779    $      42,814              --     $           204
    Chief Financial Officer                2003      $  137,135    $      40,898          15,000     $           192
                                           2002      $  123,813    $      17,100          30,000     $           192

-----------------
(1)   Represents bonuses earned in the year set forth in the table.

(2)   Represents premiums paid by PPG for life insurance.

STOCK OPTIONS

      The following table provides information concerning stock options granted to each of the Named Executives during the last fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE VALUE
                                        PERCENT OF                                       AT ASSUMED ANNUAL RATES OF
                                      TOTAL OPTIONS                MARKET                 STOCK PRICE APPRECIATION
                                        GRANTED TO    EXERCISE    PRICE ON                 FOR OPTION TERM ($) (2)
                            OPTIONS    EMPLOYEES IN    PRICE       GRANT     EXPIRATION  --------------------------
        NAME              GRANTED (#)  FISCAL YEAR   ($/SHARE)    DATE ($)      DATE        5%                10%
---------------------     ----------- -------------  ---------    --------   ----------  --------          --------
Brian T. Beckwith (1)       48,000         66%         $4.50       $4.50      7/30/2012  $135,841          $344,248
James J. Peoples               --           --          N/A         N/A          N/A       N/A                N/A
Diane M. Miller                --           --          N/A         N/A          N/A       N/A                N/A
Matti A. Prima                 --           --          N/A         N/A          N/A       N/A                N/A
Michael L. DeMarco             --           --          N/A         N/A          N/A       N/A                N/A

-----------------
(1) Becomes exercisable with respect to 11,109, 22,222 and 14,669 shares on January 1, 2008, 2009, 2010 respectively.

(2) Potential realizable value is based on an assumption that the market price of the underlying security appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company's estimate of future stock price growth.

      The following table provides information with respect to options exercised by each of the Named Executives during the last fiscal year and the value of unexercised options held by each of the Named Executives at the end of the last fiscal year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND DECEMBER 31, 2004 OPTION VALUES

                                                             NUMBER OF
                                                       SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                                                         UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                         SHARES                              AT FY-END(#)                  AT FY-END($) (1)
                       ACQUIRED ON      VALUE       ----------------------------    ----------------------------
       NAME            EXERCISE(#)   REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------     -----------   -----------    -----------    -------------    -----------    -------------
Brian T. Beckwith           --          $  --           133,332          164,668    $   433,329    $    463,171
James J. Peoples            --          $  --                --               --             --              --
Diane M. Miller             --          $  --            61,250           13,750    $   199,063    $     44,688
Matti A. Prima              --          $  --           100,000               --    $   325,000              --
Michael L. DeMarco          --          $  --            52,000           15,000    $   159,500    $     44,250

-----------------
(1) The values in the table have been calculated assuming a per share price of $6.25 which reflects the closing price of the Company's stock at December 31, 2004.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth aggregate information regarding grants under all equity compensation plans of the Company as of December 31, 2004:

                                                                                              NUMBER OF SECURITIES
                                                                                             REMAINING AVAILABLE FOR
                                        NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                                         ISSUED UPON EXERCISE OF      EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                           OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
                                           WARRANTS AND RIGHTS       WARRANTS AND RIGHTS    REFLECTED IN COLUMN (a))
          PLAN CATEGORY                            (a)                       (b)                       (c)
--------------------------------------   -------------------------  --------------------    -------------------------
Equity compensation plans approved
 by security holders..................             779,675                $    3.09                   135,498 (1)

Equity compensation plans not
 approved by security holders.........              37,500 (2)            $    3.00                        --
                                                   -------                                            -------

Total.................................             817,175                $    3.09                   135,498

-----------------
(1) Assumes that the stockholders approve the proposed amendment to the Company's 1998 Stock Plan at the Annual Meeting.

(2) Mr. Prima received a non-qualified stock option to purchase 37,500 shares of the Company's common stock granted outside of the Company's 1998 Stock Plan, upon joining the Company in 1999. This option has an exercise price of $3.00 per share and a term of 10 years. The option became exercisable in annual installments of 6,750-shares each over a five-year period, and is currently exercisable in full.

EMPLOYMENT AGREEMENTS

      In July 2004 the Company and PPG amended the employment agreement with Brian T. Beckwith, the Company's President and Chief Executive Officer, originally entered into in 2001. The agreement terminates in December 2008 and will continue thereafter from year to year unless terminated by either party by 180 days' prior notice before the end of each contract year. The agreement contains non-competition and non-solicitation covenants which continue in effect for a period ending one year after Mr. Beckwith ceases to be employed. If Mr. Beckwith is terminated by the Company without cause or if Mr. Beckwith resigns for good reason, Mr. Beckwith is entitled to 18 months of severance. If the Company provides Mr. Beckwith notice of non-renewal, Mr. Beckwith is entitled to 12 months of severance. The agreement also provides for the Company's repurchase right and Mr. Beckwith's put right to the Company with respect to Company stock owned by Mr. Beckwith following termination of his employment which he has acquired upon exercise of stock options and held for at least one year.

      The Company and PPG entered into a new employment agreement with Mr. Peoples, Chairman of the Board of Directors in June 2003 with a term of five years. The agreement contains non-competition and non-solicitation covenants which continue in effect for a period ending one year after Mr. Peoples ceases to be employed. If Mr. Peoples is terminated without cause or if Mr. Peoples resigns for good reason, the Company shall pay Mr. Peoples his salary, benefits, and incentive compensation through July 31, 2008.

      In November 2004, the Company and PPG amended and restated the employment agreement with Diane M. Miller, originally entered into in 1990. The agreement has an initial term of three years and will continue thereafter for successive one-year periods unless terminated by either party at least 180 days prior to the end of the contract year. The agreement contains non-competition and non-solicitation covenants which continue in effect for a period ending one year after Ms. Miller ceases to be employed. If Ms. Miller is terminated without cause or if Ms. Miller resigns for good reason, Ms. Miller is entitled to 12 months of severance. The Company has a right of first refusal with respect to any share transfers of Company stock by Ms. Miller to a competitor.

      In May 2002, the Company entered into an employment agreement with Michael
L. DeMarco, the Company's Chief Financial Officer. The agreement provides for an initial term of three years ending May 2005, and for automatic renewals thereafter for successive one-year periods unless terminated by either party at least 90 days prior to the end of the contract year. Pursuant to these provisions, the term of the agreement has been extended to May 2006. The agreement contains non-competition and non-solicitation covenants which continue in effect for a period ending one year after Mr. DeMarco ceases to be employed by the Company. If Mr. DeMarco is terminated without cause or resigns for good reason, Mr. DeMarco is entitled to the lesser of 12 months or the remainder of his contract as severance.

      In July 2004, the Company entered into an eighteen month employment agreement with Matti A. Prima, the Company's Senior Vice President - Business Development. After the expiration of the initial term, the agreement will continue thereafter for successive one-year periods unless terminated by either party at least 90 days prior to the end of the contract year. The agreement contains non-competition and non-solicitation covenants which continue in effect for a period ending one year after Mr. Prima ceases to be employed. If Mr. Prima is terminated without cause or resigns for good reason, Mr. Prima is entitled to 100% of his salary for the lesser of 12 months or the remainder of his contract as severance.

                      REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee of the Board of Directors of the Company consists of at least two directors who are "independent," as defined by the rules of the NASD. In addition, each member of the Compensation Committee is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Committee operates under a written charter adopted by the Board in March 2005, which is posted on the Company's website at www.peoplespublishing.com under the caption "Investor Relations."

      The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to the compensation of the Company's Chief Executive Officer, and reviews and approves salaries, bonuses and other compensation payable to the Company's other executive officers. The Compensation Committee consists of Directors John C. Bergstrom, Anton J. Christianson and James P. Dolan. None of these persons is an employee of the Company.

      The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

      Compensation Philosophy. The Compensation Committee's executive compensation policies are designed to reflect the following objectives: payment for actual performance; attraction and retention of executives who contribute to the success of the Company; payments commensurate with the best companies in the educational publishing industry; and alignment of the interests of management with those of stockholders.

      Base Salary. The Compensation Committee annually reviews each officer's salary, including those of the Named Executives. In determining the base salary levels, the Compensation Committee considers levels of responsibility, experience, equity, external pay practices and industry trends. With respect to external pay practices, the Compensation Committee considers publicly available information concerning executive compensation levels paid by other companies in industry generally. The Company attempts to maintain base salary levels which it believes allows the Company to attract and retain the quality of executive talent needed.

      Annual Bonus. The Company maintains an annual incentive bonus plan for members of management, including the Named Executives. Under this plan, each of the Named Executives was eligible to receive a bonus based on the Company's achievement of specified levels of revenues and net income in fiscal 2004. Target bonus amounts were set as a percentage of the Named Executive's base salary. Incentive bonuses earned for 2004 are set forth in the Summary Compensation Table.

      Long-Term Incentives. To align the interests of management with those of stockholders, the Compensation Committee has instituted a long-term incentive program which has historically consisted of periodic discretionary grants of stock options to key employees, including the Named Executives. To foster a longer-term perspective, stock options typically vest over a four-year period. In 2004, the Compensation Committee granted a stock option to Mr. Beckwith (48,000 shares).

      Other Compensation Programs. The Company maintains certain broad-based employee benefit plans in which its executive officers, including the Named Executives, have been permitted to participate, including retirement, life and health insurance plans. The Company's retirement plan consists of a 401(k) employee saving plan which allows employees to make pre-tax contributions, and in which the Company may, at its discretion, match a portion of the employee contributions. During 2004, the Company did not make a matching contribution. Other non-cash compensation benefits are provided to the Named Executives. None of these benefits are directly or indirectly tied to the Company's performance.

      Mr. Beckwith's 2004 Compensation. Mr. Beckwith's annual base salary for 2004 was $280,663 and he earned a bonus of $122,544. Mr. Beckwith's compensation is determined on the same basis as the other executive officers, subject to the provisions of his employment agreement.

                     SUBMITTED BY THE COMPENSATION COMMITTEE
                             James P. Dolan (Chair)
                                John C. Bergstrom
                              Anton J. Christianson

                             STOCK PERFORMANCE GRAPH

      The following graph provides a comparison of the cumulative total return on the Company's common stock for the period from August 26, 2004 (the date on which the Company's common stock was first registered under Section 12 of the Securities Exchange Act, as amended) to December 31, 2004, with the cumulative total return for (i) the Nasdaq Stock Market (U.S. Companies) Index (the "Nasdaq Index") and (ii) a peer group selected by the Company that consists of companies that provide various educational services. The peer group is comprised of Plato Learning, Inc. (TUTR), Princeton Review, Inc. (REVU), Renaissance Learning, Inc.
(RLRN), Scholastic Corporation (SCHL) and Scientific Learning Corp. (SCIL) (the "Peer Index"). Total return values were calculated based on cumulative total return assuming the investment, on August 16, 2004, of $100 in each of the Company's common stock, the Nasdaq Index and the Peer Index and are based on share prices plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.

                      COMPARISON OF CUMULATIVE TOTAL RETURN

                                  [LINE GRAPH]

                                                   08/26/2004       12/31/2004
                                                   ----------       ----------
Peoples Educational Holdings, Inc.                  $100.00           $208.33

Nasdaq Stock Market (U.S. Companies)                $100.00           $118.11

Peer Index                                          $100.00           $103.72

      The Company's common stock has been quoted for trading on the OTC Bulletin Board under the symbol "PEDH.OB" since September 10, 2004. Before that date, there was no established public trading market for the common stock. The Company has applied to have its common stock quoted on the Nasdaq SmallCap Market.

      The performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the 1933 Act or the 1934 Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table sets forth information provided to the Company as to the beneficial ownership of the Company's common stock as of March 9, 2005 by
(i) each of the directors and the Named Executives, (ii) directors and officers as a group, and (iii) each other person known to the Company to hold 5% or more of such stock.

      The percentage of ownership is based on 3,809,198 shares of our common stock outstanding on March 9, 2005. The table includes all securities beneficially owned by a person, as determined under Section 13(d) of the Securities Exchange Act of 1934. Beneficial ownership generally includes securities over which the person has or shares voting or investment power. Shares of our common stock subject to outstanding options held by a person that are exercisable within 60 days of March 9, 2005 are deemed to be beneficially owned by that person and to be outstanding for the purpose of computing such person's percentage ownership, although they are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

      Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment control with respect to all shares of our common stock shown as beneficially owned by them.

                                                                                                   PERCENT OF
                                                                          COMMON STOCK         OUTSTANDING SHARES
              NAME AND ADDRESS OF BENEFICIAL OWNER                     BENEFICIALLY OWNED        OF COMMON STOCK
-----------------------------------------------------------------      ------------------      ------------------
Directors and Executive Officers
Brian T. Beckwith(1).............................................              166,665                4.2%
John C. Bergstrom(1).............................................               72,816                1.9%
Richard J. Casabonne(1)..........................................               18,500                  *
Anton J. Christianson(1)(2)......................................            1,825,863               47.8%
James P. Dolan(1)................................................               45,000                1.2%
Diane M. Miller(1)(3)............................................              312,266                8.1%
James J. Peoples(3)..............................................              571,581               15.0%
Michael L. DeMarco(1)............................................               52,000                1.3%
Matti A. Prima(1)................................................              102,857                2.6%
All directors and executive officers
as a group (9 persons)(1)(3).....................................            3,167,548               73.1%

All Other 5% Stockholders
School Power Limited Partnership(2)..............................            1,813,363               47.6%
Delaware State Pension Fund(4)...................................              603,151               15.8%
Dolphin Direct Equity Partners, L.P.(5)..........................              361,887                9.5%

-----------------
* Less than 1%

(1) Includes shares of common stock subject to outstanding stock options exercisable within 60 days from March 9, 2005 as follows: Mr. Beckwith, 166,665 shares; Ms. Miller, 61,250; Mr. DeMarco, 52,000 shares; Mr. Prima, 100,000 shares; Mr. Bergstrom, 66,875 shares; Mr. Casabonne, 18,500 shares, Mr. Christianson, 12,500 shares; Mr. Dolan, 45,000 shares; and all executive officers and directors as a group, 522,790 shares.

(2) Includes ownership of 1,813,363 shares owned of record by School Power Limited Partnership. The general partners of School Power Limited Partnership are Gordon Stofer and Adam Smith Companies, LLC. Mr. Christianson is the manager of and controls Adam Smith Companies, LLC. Mr. Christianson and Mr. Stofer share voting and investment powers with respect to the securities owned by School Power Limited Partnership. Adam Smith Companies, LLC, Mr. Christianson and Mr. Stofer disclaim beneficial ownership of the securities owned by School Power Limited Partnership except to the extent of their pecuniary interest in such securities. The address of Mr. Christianson and School Power Limited Partnership is 301 Carlson Parkway, Suite #103, Minnetonka, MN 55305.

(3) The address of Mr. Peoples and Ms. Miller is 299 Market Street, Saddle Brook, New Jersey 07663-5316.

(4) The address of the Delaware State Pension Fund is 860 Silver Lake Boulevard, McArdle Building, Suite #1, Dover, Delaware 19904.

(5) The general partner of Dolphin Direct Equity Partners, L.P. is Dolphin Advisors, LLC, and the managing member of Dolphin Advisors, LLC is Dolphin Management, Inc. Peter E. Salas is the President and sole owner of Dolphin Management, Inc. and exercises voting and investment powers with respect to the securities owned by Dolphin Direct Equity Partners, L.P. Dolphin Advisors, LLC, Dolphin Management, Inc. and Mr. Salas disclaim beneficial ownership of the securities owned by Dolphin Direct Equity Partners, L.P. except to the extent of their pecuniary interest in such securities. The address of Dolphin Direct Equity Partners, L.P. is 129 East 17th Street, New York, NY 10003.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Since August 26, 2004, the Company's directors, its executive officers and any persons holding more than 10% of outstanding common stock have been required to file reports with the Securities and Exchange Commission concerning their initial ownership of common stock and any subsequent changes in that ownership. The Company believes that each person satisfied the filing requirements for the last fiscal year on a timely basis. In making the above disclosure, the Company has relied on the written representations of its directors, executive officers and beneficial owners of more than 10% of common stock and copies of the reports that they have filed with the Securities and Exchange Commission.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In July 1998, before PPG became a wholly-owned subsidiary of the Company, Mr. Peoples and Ms. Miller each exercised a stock option to purchase 50,000 shares of PPG stock at $1.25 per share. These options had been granted to Mr. Peoples and Ms. Miller in 1993. PPG loaned Mr. Peoples and Ms. Miller each $62,500 to exercise such options. These non-recourse promissory notes accrued interest at 6% per annum and were repaid in full in 2003.

      In December 2002, the Company borrowed $1 million under a subordinated convertible note payable to School Power Limited Partnership, of which Adam Smith Companies, LLC is a general partner. Mr. Christianson is the manager of Adam Smith Companies, LLC. The terms of this note provided for quarterly interest payments at a rate of 10 percent, a scheduled maturity date of December 30, 2004, and conversion of the note into common stock if the Company secured a certain level of debt financing. This note, plus accrued interest, was converted into 289,785 shares of common stock in February 2003 at a conversion price of $3.50 per share.

      In November 2003, the Company sold 277,778 shares of common stock to School Power Limited Partnership at a price of $3.60 per share.

      Mr. Casabonne, a director of the Company, is a principal in both Casabonne Associates and Marketing Works. The Company paid Casabonne Associates approximately $37,000 and $27,000 in 2004 and 2003 respectively. In addition, the Company paid Marketing Works $53,000 and $56,000 in 2004 and 2003 respectively. No such payments were made in 2002.

                                   PROPOSAL 2
            APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      McGladrey & Pullen, LLP, independent registered public accountants, audited the Company's consolidated financial statements for fiscal 2004. McGladrey & Pullen, LLP has been appointed by the Audit Committee as the Company's auditors for the current fiscal year and stockholder approval of the appointment is requested. In the event the appointment of McGladrey & Pullen, LLP is not approved by the stockholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

      A representative of McGladrey & Pullen, LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

VOTE REQUIRED

      Stockholder approval of the appointment of McGladrey & Pullen, LLP as independent registered public accountants requires the affirmative vote of the holders of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF McGLADREY & PULLEN, LLP.

FEES PAID TO AUDITORS

      The following table presents the aggregate fees billed to the Company for professional services rendered by McGladrey & Pullen, LLP for the audit of the Company's fiscal year 2004 and 2003 annual financial statements and by McGladrey & Pullen, LLP and RSM McGladrey, Inc. for other professional services rendered by them in fiscal year 2004 and 2003.

                                               DECEMBER 31,
                                         -------------------------
     DESCRIPTION                          2004              2003
----------------------                   -------           -------
Audit fees (1)                           $64,500           $48,300
Audit-related fees (2)                     4,900             3,200
Tax fees (3)                              14,500             8,800
All other fees                                --                --

--------------
(1) Audit fees consist of fees for professional services rendered in connection with the audit of the Company's year end consolidated financial statements, quarterly reviews of consolidated financial statement included in the Company's quarterly reports, services rendered relative to regulatory filings, and attendance at Audit Committee meetings.

(2) Audit-related fees are fees principally for technical research related to accounting treatment for various matters.

(3) Tax fees consist of compliance fees for the preparation of income tax returns, tax research and various state tax matters.

      The Company's Audit Committee's practice is to pre-approve annually all audit and tax services and fees, and on a case-by-case basis all other permitted services to be provided by its independent certified public accountants. All the fees for fiscal 2004 and 2003 were approved by the Audit Committee.

      The Audit Committee of the Board of Directors has considered whether the provision of the services described above was and is compatible with maintaining the independence of McGladrey & Pullen, LLP.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of the Company consists of three directors: John C. Bergstrom, Anton J. Christianson and James P. Dolan. All members of the Audit Committee, other than Mr. Christianson, are "independent," as independence for audit committee members is defined in the NASD rules for companies listed on the Nasdaq Stock Market. The Committee operates under a written charter adopted by the Board of Directors in March 2005. The Audit Committee Charter is posted on the Company's website at www.peoplespublishing.com under the caption "Investor Relations" and is included as an appendix to this proxy statement.

      Management is responsible for the Company's internal control and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      In this context, the Committee met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee also discussed with management and the independent accountants the quality and adequacy of the Company's internal controls. The Committee reviewed with the independent accountants their audit plan, audit scope, and identification of audit risks. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

      Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representations of management and the report of the independent accountants, the Committee recommended that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 filed with the SEC.

                        SUBMITTED BY THE AUDIT COMMITTEE
                            John C. Bergstrom (Chair)
                              Anton J. Christianson
                                 James P. Dolan

                                   PROPOSAL 3
                   AMENDMENT OF THE COMPANY'S 1998 STOCK PLAN

PROPOSED AMENDMENT TO THE STOCK PLAN

      In July 2004, the Board of Directors approved an amendment to the Peoples Educational Holdings, Inc. 1998 Stock Plan (the "Stock Plan"), subject to stockholder approval. The amendment increases the number of shares reserved for issuance under the Stock Plan from 800,000 shares to 1,000,000 shares of common stock. The Company is seeking stockholder approval of this amendment at the Annual Meeting.

SUMMARY OF THE STOCK PLAN

      The purpose of the Stock Plan is to enable the Company and its subsidiaries to retain and attract executives, directors, consultants and key employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company. The Stock Plan was adopted by the Board of Directors on August 31, 1998, and approved by the stockholders on December 22, 1998, at which time 400,000 shares of common stock were reserved for issuance under the Stock Plan. The stockholders have approved amendments increasing the number of shares reserved for issuance under the Stock Plan to 650,000 shares on May 25, 2001 and to 800,000 shares on April 30, 2002.

      If the stockholders approve the amendment to the Stock Plan, there will be 1,000,000 shares of common stock reserved for issuance under the Stock Plan. Of the 1,000,000 shares reserved, a total of 805,175 shares are subject to outstanding options as of April 15, 2005, and 109,998 remain available for new stock options and awards under the Stock Plan. The Board of Directors has determined that it is in the best interests of the Company to increase the number of shares reserved under the Stock Plan to 1,000,000 to facilitate future stock option grants and awards and its retention and recruitment efforts of management and executive officers.

      Eligibility and Administration. Officers and other key employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its subsidiaries are eligible to be granted awards under the Stock Plan. Selected consultants under contract to the Company and non-employee directors are also eligible to be granted awards under the Stock Plan. The Stock Plan is administered by the Board, or in its discretion, by a committee of not less than two directors, each of whom must be "non-employee directors" and "outside directors," as defined in the Stock Plan (the "Committee"), appointed by the Board. The Board of Directors has established a Stock Grant Subcommittee of the Compensation Committee, currently composed of Messrs. Christianson and Dolan, for the purpose of granting awards under the Stock Plan. The term "Board" as used in this section refers to the Company's Board of Directors or the Committee.

      The Board has the power to make awards, determine the number of shares covered by each award and other terms and conditions of such awards, interpret the Stock Plan, and adopt rules, regulations and procedures with respect to the administration of the Stock Plan. The Board may delegate its authority to officers of the Company for the purpose of selecting key employees who are not officers of the Company to be participants in the Stock Plan.

AWARDS UNDER THE STOCK PLAN

      The Stock Plan permits the granting of awards to executives, directors, consultants and key employees in the form of incentive stock options, non-qualified stock options and grants of restricted stock. Incentive stock options may be granted only to employees. Non-qualified stock options and restricted stock awards may be granted to non-employee directors and consultants as well as to employees. In the event that stock options or restricted stock awards are granted to members of the Committee, such options or awards must be granted by the Board of Directors.

      Stock Options. Under the Stock Plan, the Board may grant stock options that either qualify as "incentive stock options" under the Internal Revenue Code (the "Code") or are "non-qualified stock options." Stock options may be granted in such form and upon such terms as the Board may approve from time to time. Stock options granted under the Stock Plan may be exercised during their respective terms as determined by the Board. The purchase price may be paid by tendering cash or, in the Board's discretion, by tendering common stock of the Company. No stock option shall be transferable by the optionee or exercised by anyone else during the optionee's lifetime. Eligible persons will not pay any consideration to the Company in order to receive options, but will pay the exercise price upon exercise of an option.

      Stock options may be exercised during varying periods of time after a participant's termination of employment, depending upon the reason for the termination. Following a participant's death or termination of employment by reason of disability, the participant's stock options may be exercised by the legal representative of the estate or the optionee's legatee, or by the optionee, as applicable, for a period of nine months or until the expiration of the stated term of the option, whichever is less. If the participant's employment is terminated by reason of retirement or for any other reason, the participant's stock options may be exercised for a period of three months or until the expiration of the stated term of the option, whichever is less. In the event of termination of employment by reason of disability or retirement, if an incentive stock option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a non-qualified stock option.

      No incentive stock options may be granted under the Stock Plan after August 31, 2008. The term of an incentive stock option may not exceed 10 years (or 5 years if issued to a participant who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company, any subsidiary or affiliate). The aggregate fair market value of the common stock with respect to which an incentive stock option is exercisable for the first time by an optionee during any calendar year may not exceed $100,000. The exercise price under an incentive stock option may not be less than the fair market value of the common stock on the date the option is granted (or, in the event the participant owns more than 10% of the combined voting power of all classes of stock of the Company, the option price shall be not less than 110% of the fair market value of the stock on the date the option is granted). The exercise price for non-qualified stock options granted under the Stock Plan may be less than 100% of the fair market value of the common stock on the date of grant.

      Restricted Stock. The Board may grant restricted stock awards that result in shares of common stock being issued to a participant subject to restrictions against disposition during a restricted period established by the Board. The Board may condition the grant of restricted stock upon the attainment of specified performance goals or service requirements. The provisions of restricted stock awards need not be the same with respect to each recipient. Restricted stock awards may be granted to the Company's employees, non-employee directors and consultants.

      The restricted stock granted under the Stock Plan will be held in custody by the Company until the restrictions thereon have lapsed. During the period of the restrictions, a participant has the right to vote the shares of restricted stock and to receive cash dividends. Unless and until any restrictions on the shares shall have lapsed, participants shall have no right to sell, transfer, pledge or assign the restricted stock awarded under the Stock Plan. Notwithstanding the foregoing, all restrictions with respect to restricted stock lapse ten (10) business days prior to the occurrence of a dissolution, merger or other significant corporate change in the Company, as provided in the Stock Plan. Except as otherwise provided in the award agreement, upon termination of employment of a participant voluntarily by the participant or for Cause (as defined therein), all such shares with respect to which restrictions have not lapsed will be forfeited by the participant, subject to the right of the Committee to waive such restrictions in the event of a participant's death, total disability, retirement or under special circumstances approved by the Committee. If employment is terminated for any other reason, all remaining restrictions on the shares shall immediately lapse and complete beneficial ownership of the shares shall vest in the participant or, if applicable, his or her estate.

      Amendment. The Board may amend, alter, or discontinue the Stock Plan in any respect; provided, however, that no such amendment, alteration or discontinuation may impair the terms and conditions of any option or award without the consent of the participant.

      General Provisions. The Board may, at the time of any grant, provide that the shares received under the Stock Plan shall be subject to repurchase by the Company in the event of termination of employment of the participant. The repurchase price will be the fair market value of the stock or, in the case of a termination for cause, the amount of consideration paid for the stock. The Board may also, at the time of grant, provide the Company with similar repurchase rights, upon terms and conditions specified by the Board, with respect to any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company.

FEDERAL INCOME TAX CONSEQUENCES

      Incentive Stock Options. Some of the options to be granted to employees pursuant to the Stock Plan may be intended to qualify as incentive stock options under Section 422 of the Code. Under present law, the optionee recognizes no taxable income and the Company does not receive a deduction when the incentive stock option is granted. In addition, an optionee generally will not recognize taxable income upon the exercise of an incentive stock option if he or she exercises it as an employee or within three months after termination of employment (or within one year after termination if the termination results from a permanent and total disability). However, the amount by which the fair market value of the shares at the time of exercise exceeds the aggregate exercise price paid will be alternative minimum taxable income for purposes of applying the alternative minimum tax.

      If the optionee does not dispose of the shares acquired upon such exercise for a period of two years from the granting of the incentive stock option and one year after exercise of the option, the optionee will receive capital gains treatment on any gain recognized when he or she sells the shares. The Company is not entitled to any compensation expense deduction under these circumstances. If the applicable holding periods are not satisfied, then any gain recognized in connection with the disposition of such stock will generally be taxable as ordinary compensation income in the year in which the disposition occurred, in the amount by which the lesser of (i) the fair market value of such stock on the date of exercise, or (ii) the amount recognized on the disposition of the shares, exceeds the option exercise price. The balance of any gain or loss recognized on such a premature disposition will be characterized as a capital gain or loss. The Company is entitled to a corresponding tax deduction in an amount equal to the ordinary compensation income recognized by the optionee as a result of the early disposition.

      Nonqualified Stock Options. Nonqualified stock options granted under the Stock Plan are not intended to and do not qualify for the tax treatment described above for incentive stock options. Under present law, an optionee generally will not recognize any taxable income at the time a nonqualified stock option is granted to the optionee pursuant to the Stock Plan. Upon exercise of the option, the optionee will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the aggregate exercise price. The amount recognized as ordinary income by the optionee will increase the optionee's basis in the shares acquired pursuant to the exercise of the nonqualified stock option. The Company is entitled to a corresponding tax deduction in an amount equal to the ordinary compensation income recognized by the optionee upon exercise of the nonqualified stock option. Upon the subsequent sale of shares by the optionee, any resulting gain or loss will generally be characterized as long-term or short-term capital gain or loss, depending upon the optionee's holding period for such shares.

      Restricted Stock. The grant of restricted stock should not result in immediate income for the participant or a deduction for the Company for federal income tax purposes, assuming the shares are nontransferable and subject to restrictions which would result in a "substantial risk of forfeiture" as intended by the Company. A participant who receives an award of restricted stock will recognize ordinary compensation income when the restrictions on such shares lapse, in an amount equal to the excess of the fair market value of such shares at the time the restrictions lapse over the amount paid for the shares, if any. The Company is normally entitled to a corresponding tax deduction in an amount equal to the ordinary compensation income recognized by a participant with respect to shares awarded pursuant to the Stock Plan.

      If the participant makes an election with respect to such shares under
Section 83(b) of the Code, not later than 30 days after the date shares are transferred to the participant pursuant to such award, the participant will recognize ordinary income at the time of transfer in an amount equal to the excess of the fair market value of the shares covered by the award (determined without regard to any restriction other than a restriction which by its terms will never lapse) at the time of such transfer over the price, if any, paid for such shares.

NEW PLAN BENEFITS

      As described above, the Board in its discretion will select the participants who receive awards under the Stock Plan and will determine the size and types of those awards, if the proposed amendment to the Stock Plan is approved by stockholders. It is, therefore, not possible to predict the awards that will be made to particular individuals or groups in the future under the Stock Plan, as amended. Stock options granted to the Named Executive in fiscal 2004 under the Stock Plan are set forth above under "Executive Compensation and Other Information - Stock Options." Stock options granted to non-employee directors under the Stock Plan are set forth above under "Election of Directors
- Director Compensation." In addition during fiscal 2004, 25,000 incentive stock options were granted to all employees other than current Named Executives under the Stock Plan.

VOTE REQUIRED

      Stockholder approval of the amendment increasing the number of shares available for issuance under the 1998 Stock Plan requires the affirmative vote of the holders of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE 1998 STOCK PLAN.

                              SHAREHOLDER PROPOSALS

      The proxy rules of the Securities and Exchange Commission ("SEC") permit stockholders, after timely notice to a company, to present proposals for stockholder action in a company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by corporate action in accordance with the proxy rules. Stockholder proposals that are intended to be presented at the Company's 2006 Annual Meeting must be received by the Company no later than January 2, 2006 to be included in the proxy statement and form of proxy for that meeting. The Company's proxy for the 2006 Annual Meeting may confer on the proxy holder discretionary authority to vote on any stockholder proposals that are intended to be presented at the Company's 2006 Annual Meeting that are received after March 18, 2006.

                          METHOD OF PROXY SOLICITATION

      The entire cost of preparing, assembling, printing, and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement, the proxy card, and the cost of soliciting proxies relating to the meeting will be borne by the Company. In addition to use of the mails, proxies may be solicited by officers, directors, and other regular employees of the Company by telephone, telegraph, or personal solicitation, and no additional compensation will be paid to such individuals. The Company will, if requested, reimburse banks, brokerage houses, and other custodians, nominees, and certain fiduciaries for their reasonable expenses incurred in mailing proxy materials to their principals.

                                  OTHER MATTERS

      The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the Annual Meeting, the persons in the enclosed form of proxy intend to vote the shares represented by said proxies on such matters in accordance with their judgment in the best interest of the Company.

      A COPY OF THE COMPANY'S 2004 ANNUAL REPORT TO STOCKHOLDERS IS BEING MAILED TO YOU WITH THIS PROXY STATEMENT. THE ANNUAL REPORT INCLUDES, AMONG OTHER THINGS, THE CONSOLIDATED BALANCE SHEET OF THE COMPANY AS OF DECEMBER 31, 2003 AND 2004 AND THE RELATED CONSOLIDATED STATEMENTS OF OPERATIONS, STOCKHOLDERS' EQUITY AND CASH FLOWS FOR THE TWO YEARS ENDED DECEMBER 31, 2004. IF YOU DESIRE AN ADDITIONAL COPY OF THE ANNUAL REPORT OR A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SEC, YOU MAY OBTAIN ONE (EXCLUDING EXHIBITS) WITHOUT CHARGE BY ADDRESSING A REQUEST TO THE CHIEF FINANCIAL OFFICER, PEOPLES EDUCATIONAL HOLDINGS, INC., 299 MARKET STREET, SADDLE BROOK, NJ 07663. YOU MAY ALSO ACCESS A COPY OF OUR FORM 10-KSB ON THE SEC'S WEBSITE AT www.sec.gov.

                                            By Order of the Board of Directors,

                                            John C. Bergstrom
                                            Secretary

Saddle Brook, New Jersey
May 2, 2005

                                                                      APPENDIX A

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
                             AUDIT COMMITTEE CHARTER

A.    PURPOSE

      The Audit Committee shall assist the Board of Directors in fulfilling the oversight responsibilities of the Board of Directors relating to corporate accounting and financial reporting practices, and the quality and integrity of the financial statements of Peoples Educational Holdings, Inc. (the "Corporation"). The Committee's purpose is to oversee the internal and external accounting and financial reporting processes and systems of internal accounting and financial controls of the Corporation and the audits of the financial statements of the Corporation and the independence, qualifications and performance of the Corporation's external auditors.

      While the Committee has the duties and responsibilities set forth in this Charter, the role of the Committee is oversight. The Committee is not responsible for planning or conducting the Corporation's financial statements audit and related attestation of the Corporation's internal controls or determining whether the Corporation's financial statements are complete and accurate or in accordance with applicable accounting rules and securities laws. Such activities are the responsibility of management and the Corporation's independent auditors. The Committee does not itself prepare financial statements or perform audits or auditing services, and its members are not auditors, certifiers of the Corporation's financial statements or guarantors of the Corporation's independent auditors' reports. It is not the duty or responsibility of the Committee to insure that the Corporation complies with all laws and regulations. Each member of the Committee shall be entitled to rely on
(a) the integrity of those persons and organizations within and outside of the Corporation from which it receives information, (b) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (c) representations made by management as to any audit and non-audit services provided by the independent auditors to the Corporation.

B.    ORGANIZATION

1. MEMBERSHIP. The Committee will at all times consist of at least three directors appointed by the Board of Directors of the Corporation, each member to serve until his or her successor is duly appointed, or until his or her earlier death, resignation or removal by the Board of Directors.

2.    QUALIFICATIONS.

      (a)   DEFINITIONS.

            (i) "Audit Committee Financial Expert" means an audit committee financial expert as defined in rules of the Securities and Exchange Commission (the "SEC"), as now in effect or as amended from time to time.

            (ii) "Financial Expert" means a director who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

            (iii) "Financially Literate" means being able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

            (iv) "Independent Director" means a director who is independent under the rules of the National Association of Securities Dealers ("NASD") as in effect from time to time.

            (v) "Listing Standards" means the rules of the NASD's Nasdaq Stock Market applicable to the Corporation.

      (b) KNOWLEDGE AND EXPERIENCE REQUIREMENTS. All members of the Committee must be Financially Literate. At least one member of the Committee must be a Financial Expert. If possible, at least one member of the Committee (who may also be the Financial Expert) should be an Audit Committee Financial Expert to allow the Corporation to disclose that it has an Audit Committee Financial Expert.

      (c) INDEPENDENCE. Except as provided in the third sentence of this paragraph, each member of the Committee must be an Independent Director; must satisfy the requirements of Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934 (the "Act"); must be free of any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment of the member in carrying out the responsibilities of a director of the Corporation; and must not have participated in the preparation of the financial statements of the Corporation or any current subsidiary at any time during the past three years. Each member of the Committee shall promptly notify the Board of Directors of any circumstance which might compromise their independence. The Board of Directors may, if necessary, appoint one member to the Committee who does not qualify as an Independent Director but only if such person (A) meets the criteria of Section 10A(m)(3) of the Act and the rules promulgated thereunder and (B) is not an officer or employee of the Corporation or any family member of such officer or employee. Appointment of a director to the Committee who is not an Independent Director shall be made only in strict compliance with the qualification and disclosure rules governing such appointment.

      (d) COMPLIANCE DETERMINATIONS. Compliance with the qualification requirements of this Charter shall be affirmatively determined by the Board of Directors of the Corporation in its sole business judgment and in accordance with applicable laws, rules and regulations in effect from time to time.

3.    MEETINGS.

      (a) FREQUENCY. The Committee shall meet in person or telephonically during each fiscal year of the Corporation as frequently as the Committee deems appropriate. The Committee shall meet with the independent auditors and management in separate meetings, as often as it deems necessary and appropriate.

      (b) AGENDA AND NOTICE. The Chair of the Committee shall establish the meeting dates and the meeting agenda and send proper notice of each Committee meeting to each member prior to each meeting. The Chair or a majority of the members of the Committee may call a special meeting of the Committee upon 48 hours' prior notice.

      (c) HOLDING AND RECORDING MEETINGS. Committee meetings may be held in person, telephonically or by written action in accordance with Delaware law. Written minutes shall be prepared by the Committee for all meetings.

      (d) CHAIR. The Board of Directors shall designate a Chair of the Committee. The Chair must be an Independent Director. The Committee may delegate any of its responsibilities to the Chair to the extent permitted by applicable law.

      (e) QUORUM. A majority of the members of the Committee shall constitute a quorum.

C.    RESPONSIBILITIES

1.    INDEPENDENT AUDITORS

      (a) SELECTION AND DISENGAGEMENT OF INDEPENDENT AUDITORS. The Committee has the sole authority and direct responsibility for the appointment, compensation, retention and oversight of the Corporation's independent auditors (including the resolution of disagreements between management and the independent auditor regarding financial reporting) and the independent auditors shall report directly to the Committee. If the Committee so determines in its sole discretion, or if required by the Corporation's Articles of Incorporation or Bylaws, the selection of independent auditors shall be submitted for ratification by the Corporation's shareholders.

      (b) PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITORS. The Committee is expected to evaluate the qualifications and performance and confirm the independence of the independent auditors on an ongoing basis, but not less frequently than annually. The Committee shall confirm receipt from the independent auditors of a formal written statement delineating all relationships between the Corporation and the independent auditors, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the auditors.

      (c) APPROVAL OF INDEPENDENT AUDITOR SERVICES. The Committee must review and, in its sole discretion, pre-approve the independent auditors' annual engagement letter and all audit, audit-related, tax and other permissible services proposed to be provided by the independent auditor in accordance with the applicable Listing Standards and SEC rules. Pre-approval of permissible non-audit services may be pursuant to policies and procedures established by the Committee for the pre-approval for such services, provided that any such pre-approved non-audit services are reported to the full Committee at its next scheduled meeting. Prior to the establishment of such policies and procedures, approval of all services to be provided by the independent auditor shall be made by the Committee.

      (d) REVIEW OF INDEPENDENT AUDITOR REPORT. The Committee shall review, prior to the filing of the Corporation's audit report with the SEC:
            (i) reports, if any, required to be prepared or provided by the independent auditors on all critical accounting policies and practices to be used; (ii) all alternative treatments within applicable accounting rules for policies and practices related to material items that have been discussed with management, including the ramifications of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and (iii) any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted audit differences.

2.    FINANCIAL REPORTING PROCESS

      (a) OPEN COMMUNICATIONS. The Committee is expected to provide and facilitate an open avenue of communications between the independent auditors, the Board of Directors, senior management and the Corporation's finance department. The Committee shall also provide and facilitate sufficient opportunity for the independent auditors to meet with members of the Committee without members of management present.

      (b) ANNUAL AUDIT REVIEW. The Committee is expected to review with management and the independent auditors the Corporation's financial statements (including footnotes) for each fiscal year, together with the independent auditor's audit and audit report thereon, prior to their being filed with the SEC. In performing such review, the Committee shall review the scope of the audit, the audit procedures utilized, any difficulties or disputes encountered during the audit, any changes in accounting practices or principles, and any other matters related to the conduct of the audit required to be communicated to the Committee by the independent auditors pursuant to applicable auditing standards, brought to the Committee's attention by management or the independent auditors, or which are raised by members of the Committee. The Committee is also expected to review and discuss the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the annual reports filed with the SEC prior to such filings. In connection with the annual reviews, the Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure. Such risks and exposures include, but are not limited to, threatened and pending litigation, claims against the Corporation, tax matters, regulatory compliance and correspondence from regulatory authorities, environmental exposure, and rules and regulations governing internal controls and financial reporting.

      (c) QUARTERLY REVIEWS. The Committee is expected to review with management and the independent auditors the Corporation's financial statements for each quarter prior to their filing with the SEC, together with the independent auditors review thereon and any required communications to the Committee pursuant to professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards. The Committee is also expected to review the Corporation's disclosures under "Management Discussion and Analysis of Financial Condition and Results of Operations" included in the quarterly reports filed with the SEC prior to such filings. In connection with the quarterly reviews, the Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure.

      (d) EARNINGS ANNOUNCEMENT REVIEWS. The Committee is expected to meet with management and the independent auditors to review the annual and quarterly financial results of the Corporation prior to the issuance of any related press releases or other announcements of earnings.

      (e) REVIEW OF INTERNAL CONTROLS. The Committee is expected to consider and review with management and the independent auditors the adequacy of the Corporation's internal controls, including information systems control and security and recordkeeping controls. The Committee shall also review in this regard any findings and recommendations of the independent auditors, including their management letters.

      (f) REVIEW AUDIT SCOPE. The Committee is expected to consider and review with management and the independent auditors the scope of the audit for the current fiscal year and the plan of the independent auditors in conducting the audit.

      (g) LEGAL COMPLIANCE; INVESTIGATIONS. In connection with the annual review, the Committee is expected to inquire about and review with management any legal and regulatory matters that may have a material impact on the Corporation's financial statements or financial reporting.

3.    DISCLOSURES

      (a) AUDIT COMMITTEE REPORT. The Committee shall prepare an Audit Committee Report for inclusion in the Corporation's Proxy Statement for each annual meeting of shareholders pursuant to the rules governing such Reports.

      (b) RECOMMENDATION. The Committee shall recommend to the Board whether the audited financial statements should be included in the Corporation's Annual Report on Form 10-K or Form 10-KSB.

      (c) AUDIT COMMITTEE DISCLOSURES. The Committee shall review all other disclosures made regarding the Committee or the audit engagement in the Corporation's SEC filings.

4.    CONFLICTS OF INTEREST AND COMPLAINTS

      (a) CONFLICTS OF INTEREST. The Committee shall establish procedures for the approval of all related-party transactions involving executive officers and directors such that all such transactions are approved by the Committee or another independent body of the Board.

      (b) SUBMISSION OF COMPLAINTS. The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by the Corporation's employees of concerns regarding questionable accounting or auditing matters.

5. LEGAL COUNSEL AND ADVISERS TO THE AUDIT COMMITTEE. The Committee may consult with the Corporation's legal counsel at such times as the Committee deems appropriate. The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

6. FUNDING OF THE AUDIT COMMITTEE. The Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor or any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation; to any other advisers engaged by the Committee; and of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

7.    OTHER RESPONSIBILITIES

      (a) REPORTS TO THE BOARD OF DIRECTORS. The Committee is expected to report regularly to the Board of Directors of the Corporation regarding the meetings of the Committee with such recommendations to the Board of Directors as the Committee deems appropriate.

      (b) ANNUAL REVIEW OF THIS CHARTER. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

      (c) OTHER RESPONSIBILITIES. The Committee is expected to perform such other duties as may be required by law or requested by the Board of Directors or deemed appropriate by the Committee. Any member of the Committee or management of the Corporation is authorized to certify to the NASD the Corporation's compliance with rules governing audit committees in such form as the NASD may prescribe. The Committee shall have the authority to initiate and conduct investigations with respect to matters within the scope of the Committee's responsibilities.

      This Audit Committee Charter was adopted by the Board of Directors of the Corporation on March 1, 2005.

                                                                        APPENDIX

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
                                 1998 STOCK PLAN

                                TABLE OF CONTENTS

SECTION   CONTENTS                                                   PAGE
-------   --------                                                   ----
   1.     General Purpose of Plan; Definitions....................     1

   2.     Administration..........................................     3

   3.     Stock Subject to Plan...................................     4

   4.     Eligibility.............................................     4

   5.     Stock Options...........................................     5

   6.     Restricted Stock........................................     8

   7.     Transfer, Leave of Absence, etc. .......................     9

   8.     Amendments and Termination..............................    10

   9.     Unfunded Status of Plan.................................    10

   10.    General Provisions......................................    10

   11.    Effective Date of Plan..................................    12


                       PEOPLES EDUCATIONAL HOLDINGS, INC.
                                 1998 STOCK PLAN

SECTION 1. General Purpose of Plan; Definitions.

      The name of this plan is the Peoples Educational Holdings, Inc. 1998 Stock Plan (the "Plan"). The purpose of the Plan is to enable Peoples Educational Holdings, Inc. (the "Company") and its Subsidiaries to retain and attract executives, other key employees, consultants and directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

      For purposes of the Plan, the following terms shall be defined as set forth below:

      a.    "Board" means the Board of Directors of the Company.

      b. "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

      c.    "Code" means the Internal Revenue Code of 1986, as amended.

      d. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

      e. "Company" means Peoples Educational Holdings, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

      f. "Disability" means permanent and total disability as determined by the Committee.

      g. "Early Retirement" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

      h. "Fair Market Value" means the value of the Stock on a given date as determined by the Committee in accordance with Section 422 of the Code and any applicable Treasury Department regulations with respect to "incentive stock options."

      i. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of
            Section 422 of the Code.

      j. "Non-Employee Director" means a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act, as amended, or any successor rule.

      k. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."

      l. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Parent Corporation of the Company on or after age 65.

      m. "Outside Director" means a director who (a) is not a current employee of the Company or any member of an affiliated group which includes the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for goods or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

      n. "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      o. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 6 below.

      p.    "Retirement" means Normal Retirement or Early Retirement.

      q. "Stock" means the Common Stock, $.01 par value per share, of the Company.

      r. "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

      s. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. Administration.

      The Plan shall be administered by the Board of Directors or by a Committee appointed by the Board consisting of at least two directors, all of whom shall be Outside Directors and Non-Employee Directors and who shall serve at the pleasure of the Board. The Committee may be a subcommittee of the Compensation Committee of the Board.

      The Committee shall have the power and authority to grant to eligible employees, consultants and directors pursuant to the terms of the Plan: (i) Stock Options and (ii) Restricted Stock.

      In particular, the Committee shall have the authority:

            (i) to select the officers, other key employees, consultants and directors of the Company and its Subsidiaries to whom Stock Options and/or Restricted Stock awards may from time to time be granted hereunder;

            (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, or Restricted Stock awards, or a combination of the foregoing, are to be granted hereunder;

            (iii) to determine the number of shares to be covered by each such award granted hereunder;

            (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto); and

            (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.

      The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate its authority to officers of the Company for the purpose of selecting employees who are not officers of the Company for purposes of (i) above.

      All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3. Stock Subject to Plan.

      The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,000,000(1). Such shares may consist, in whole or in part, of authorized and unissued shares.

      If any shares that have been optioned cease to be subject to Stock Options, or if any shares subject to any Restricted Stock award granted hereunder are forfeited or such award otherwise terminates without a payment being made to the participant, such shares shall again be available for distribution in connection with future awards under the Plan.

      In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options granted under the Plan, and in the number of shares subject to Restricted Stock awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4. Eligibility.

      Officers, other key employees, consultants and members of the Board of the Company and Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Options or Restricted Stock awards under the Plan. The optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

      Notwithstanding the foregoing, no person shall receive grants of Stock Options and Restricted Stock awards under this Plan which exceed 125,000(2) shares during any fiscal year of the Company.

-------------
      (1) On December 22, 1998, the shareholders approved an increase in the reserved shares to 8,000,000. As a result of the 20-to-1 reverse stock split, the number of reserved shares adjusted to 400,000. Proposals to increase this number were approved by the shareholders as follows: increase to 650,000 shares, approved on May 25, 2001; increase to 800,000 shares, approved on April 30, 2002; and increase to 1,000,000 shares, approved on June 1, 2005.

      (2) Adjusted for the reverse stock split. A proposal to increase this number to 125,000 was approved at the shareholders' meeting on May 25, 2001.

SECTION 5. Stock Options.

      Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

      The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after August 31, 2008.

      The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

      Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Stock Option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

      Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

      (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the Stock Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

      (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

      (c) Exercisability. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time, provided, however, that unless the Stock Option has been approved by the Board, the Committee or the shareholders of the Company, a Stock Option to a director, officer or a 10% shareholder of the Company or its Subsidiaries shall not be exercisable for a period of six (6) months after the date of the grant. Notwithstanding the foregoing, unless the Stock Option Agreement provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise or vesting provisions, for a period specified by the Board, but not to exceed sixty
(60) days nor be less than seven (7) days, prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company; provided, however, the merger of Peoples Acquisition Corporation, a wholly-owned subsidiary of the Company, with The Peoples Publishing Group, Inc. and issuance of the Company's capital stock pursuant thereto shall not trigger the foregoing accelerated rights to exercise.

      (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or Restricted Stock subject to an award hereunder (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee); provided, however, that in the event payment is made in the form of shares of Restricted Stock, the optionee will receive a portion of the option shares in the form of, and in an amount equal to, the Restricted Stock award tendered as payment by the optionee. If the terms of an option so permit, or the Committee, in its sole discretion, so permits, an optionee may elect to pay all or part of the option exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value equal to the aggregate option exercise price for the shares with respect to which such election is made. No shares of Stock shall be issued until full payment therefor has been made. An optionee generally shall have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph
(a) of Section 10.

      (e) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act, or the rules thereunder, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

      (f) Termination by Death. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of nine months (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

      (g) Termination by Reason of Disability. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after nine months (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

      (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after three months (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

      (i) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates for any reason other than death, Disability or Retirement, the Stock Option may be exercised to the extent it was exercisable at such termination for the lesser of three months or the balance of the option's term.

      (j) Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company and any Subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

SECTION 6. Restricted Stock.

      (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

      In the event that Restricted Stock awards are granted to members of the Committee, such awards shall be granted by the Board.

      (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

            (i) Each participant shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Peoples Educational Holdings, Inc. (the "Company") 1998 Stock Plan and an Agreement entered into between the registered owner and the Company. Copies of such Plan and Agreement are on file in the executive offices of the Company."

            (ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

      (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

            (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

            (ii) Except as provided in paragraph (c)(i) of this Section 6, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock (to the extent shares are available under Section 3 and subject to paragraph (f) of Section 10). Certificates for shares of Unrestricted Stock shall be delivered to the grantee promptly after, and only after, the period of forfeiture shall have expired without forfeiture in respect of such shares of Restricted Stock.

            (iii) Subject to the provisions of the award agreement and paragraph
      (c)(iv) of this Section 6, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall thereupon be forfeited by the participant.

            (iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause), including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

            (v) All restrictions with respect to any participant's shares of Restricted Stock shall lapse or be deemed to have lapsed or been terminated on the tenth (10th) business day prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company, other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company.

SECTION 7. Transfer, Leave of Absence, etc.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

      (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

      (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

      (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

SECTION 8. Amendments and Termination.

      The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an optionee or participant under a Stock Option or Restricted Stock award theretofore granted, without the optionee's or participant's consent, or (ii) which without the approval of the stockholders of the Company would cause the Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code or any other regulatory requirements

      The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted options, including previously granted options having higher option prices.

SECTION 9. Unfunded Status of Plan.

      The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

SECTION 10. General Provisions.

      (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

      All certificates for shares of Stock delivered under the Plan pursuant to any Restricted Stock awards shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (b) Subject to paragraph (d) below, recipients of Restricted Stock awards under the Plan (not including Stock Options) are not required to make any payment or provide consideration other than the rendering of services.

      (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

      (d) Each participant shall, no later than the date as of which any part of the value of an award first becomes includable as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 10(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

      (e) At the time of grant, the Committee may provide in connection with any grant or award made under this Plan that the shares of Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company, pursuant to which the participant shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant. The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase, or require the forfeiture of, shares of Stock acquired pursuant to the Plan by any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company.

      (f) The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if the Committee (or the Company's chief executive or chief financial officer) certifies in writing that under Section 3 sufficient shares are available for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

SECTION 11. Effective Date of Plan.

      The Plan was approved by the Board and became effective on August 31, 1998.

                                                                        APPENDIX

                                     PROXY

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2005

The undersigned hereby appoints John C. Bergstrom and Anton J. Christianson, or either of them acting alone, as proxies with full power of substitution, to vote all shares of Common Stock of Peoples Educational Holdings, Inc. of record in the name of the undersigned at the close of business on April 15, 2005 at the Annual Meeting of Stockholders to be held on June 1, 2005 at 8:00 a.m. Central Daylight Time, or any adjournment or adjournments, hereby revoking all former proxies.

1. ELECTION OF DIRECTORS:

   [ ] FOR all nominees listed below         [ ] WITHHOLD AUTHORITY
        (except as marked to the                  to vote for all nominees
        contrary below)                           listed below

       Brian T. Beckwith Richard J. Casabonne James P. Dolan James J. Peoples John C. Bergstrom Anton J. Christianson Diane M. Miller

      (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE FOR BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF MCGLADREY & PULLEN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS:

   [ ] FOR                    [ ] AGAINST                   [ ]  ABSTAIN

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1998 STOCK PLAN INCREASING THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN:

   [ ] FOR                    [ ] AGAINST                   [ ]  ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS (1), (2) AND (3) IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE, AND "FOR" SUCH PROPOSALS IF THERE IS NO SPECIFICATION. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE ANNUAL MEETING.

                                        Dated: ________________________, 2005

                                        _____________________________________
                                        Signature

                                        _____________________________________
                                        Signature if held jointly

                                        Please sign exactly as name(s) are shown at left. When signing as executor, administrator, trustee, or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.